Exhibit 24



                              POWERS OF ATTORNEY

         The undersigned Directors of L-3 Communications Holdings, Inc., a Delaware corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act, a Registration Statement on Form S-8 with respect to certain shares of its common stock issued or to be issued to employees pursuant to the L-3 Communications Master Savings Plan, the L-3 Communications ILEX Systems, Inc. Savings & Security Plan and Trust and the Aviation Communications & Surveillance Systems 401(k) Plan, hereby constitutes and appoints Frank C. Lanza, Robert V. LaPenta, Michael T. Strianese, Christopher C. Cambria, or any of them, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand at New York, New York this 11th day of March 2003.

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

      Signature                                     Title                                        Date
      ---------                                     -----                                        ----

/s/ Frank C. Lanza                           Chairman, Chairman of the Board,                March , 2003
----------------------------------------     Chief Executive Officer and Director
    Frank C. Lanza                           (principal executive officer)


/s/ Robert V. LaPenta                        President, Chief Financial                      March  , 2003
----------------------------------------     Officer and Director (principal
    Robert V. LaPenta                        financial and accounting officer)


/s/ Michael T. Strianese                     Senior Vice President--Finance                  March 11, 2003
----------------------------------------
    Michael T. Strianese


/s/ Thomas A. Corcoran                       Director                                        March 11, 2003
----------------------------------------
    Thomas A. Corcoran


/s/ Robert B. Millard                        Director                                        March 11, 2003
----------------------------------------
    Robert B. Millard


/s/ John E. Montague                         Director                                        March 11, 2003
----------------------------------------
    John E. Montague


/s/ John M. Shalikashvili                    Director                                        March 11, 2003
----------------------------------------
    John M. Shalikashvili


/s/ Arthur L. Simon                          Director                                        March 11, 2003
----------------------------------------
    Arthur L. Simon


/s/ Alan H. Washkowitz                       Director                                        March 11, 2003
----------------------------------------
    Alan H. Washkowitz

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